                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240-14a-11(c) or Section 240-14a-12

                        1838 Bond-Debenture Trading Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        1838 Bond-Debenture Trading Fund
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     5)   Total fee paid:
          ______________________________________________________________________



[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     3)   Filing Party:
          ______________________________________________________________________

     4)   Date Filed:
          ______________________________________________________________________

                        1838 Bond-Debenture Trading Fund
     ______________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 19, 1997
     ______________________________________________________________________



                                                            Radnor, Pennsylvania
                                                                    May 20, 1997

TO THE SHAREHOLDERS OF
      1838 BOND-DEBENTURE TRADING FUND:

      The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on June 19, 1997 at 8:00 a.m., at the Fund's executive offices, Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania, 19087, for the following purposes:

                  (1)  the election of six directors;

                  (2) to ratify or reject the selection of independent accountants made by the Board of Directors for the year ending March 31, 1998;

                  (3) to transact such other business as may properly come before the meeting and any adjournments thereof.

      The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 7, 1997 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                                                ANNA M. BENCROWSKY
                                                     Secretary

--------------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                        1838 Bond-Debenture Trading Fund



Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087

                                 PROXY STATEMENT

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 1997

      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087, on June 19, 1997 at 8:00 a.m. Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This statement is expected to be distributed to shareholders on or about May 20, 1997.

      THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT ACCOUNTANTS AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

      On May 7, 1997, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 3,673,258 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

      The affirmative vote of more than 50% of the shares voted at the Annual Meeting, assuming a quorum is present, is required for the election of Directors (Proposal 1) and for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants of the Fund (Proposal 2). Abstentions will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

      The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended March 31, 1997 to any shareholder requesting such report. Requests for the annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 1-800-232-1838.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      Six directors are to be elected at the Annual Meeting as the entire Board of Directors, to hold office until the next annual meeting and until their successors shall have been elected and shall have qualified. If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently directors of the Fund, whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

      Certain information regarding each of the nominees as well as the current executive officers of the Fund is set forth below.

Nominees for Directors


                                                                                 Year First       Shares Owned        Percent Owned
 Name and Position              Principal Occupation                               Became       Beneficially****      Beneficially
     with Fund                    for Past 5 Years                    Age         Director         May 7, 1997         May 7, 1997
     ---------                    ----------------                    ---         --------         -----------         -----------

W. Thacher Brown*         President and Director of 1838               49            1988              4,000               ****
      Director            Investment Advisors, Inc., an
                          employee of 1838 Investment
                          Advisors, L.P. and Director of
                          Airgas Inc. and Harleysville Mutual
                          Insurance Company; President,
                          Chairman and Trustee of 1838
                          Investment Advisors Funds;
                          Chartered Financial Analyst.

John Gilray Christy       Chairman of Chestnut Capital                 64            1983              3,750               ****
      Director            Corporation; Director of Echo Bay
                          Mines, Ltd., First Union Banks
                          Advisory Boards for Philadelphia
                          and New Jersey, The Philadelphia
                          Contributorship for the Insurance of
                          Houses from Loss by Fire and
                          Chairman of Foreign Policy
                          Research Institute; Former Chairman
                          of the Board and Chief Executive
                          Officer of IU International
                          Corporation.

John H. Donaldson**       President of the Fund and an                 43            1991              1,185               ****
      Director and        employee of 1838 Investment
      President           Advisors, L.P.; Former Director and
                          Secretary of Financial Analysts of
                          Philadelphia Inc.; Chartered
                          Financial Analyst

                                                                                 Year First       Shares Owned        Percent Owned
 Name and Position              Principal Occupation                               Became       Beneficially****      Beneficially
     with Fund                    for Past 5 Years                    Age         Director         May 7, 1997         May 7, 1997
     ---------                    ----------------                    ---         --------         -----------         -----------

Morris Lloyd, Jr.        Former Director, President,                    59           1989                 162              ****
      Director           Treasurer and Chief Executive
                         Officer of The Philadelphia
                         Contributionship for the Insurance of
                         Houses from Loss by Fire; Director,
                         Chairman and Chief Executive
                         Officer of Vector Security, Inc.;
                         Director and Chairman of Franklin
                         Agency, Inc.; Regional Director,
                         Trinity College.

John J. McElroy, III*    Treasurer and Director of 1838                 66           1971***            4,000              ****
      Director           Investment Advisors, Inc. and an
                         employee of 1838 Investment
                         Advisors, L.P.

J. Lawrence Shane        Director of CoreStates Bank, N.A.;             62           1974                 507              ****
      Director           Chairman of the Board of Managers
                         of Swarthmore College; Former
                         Vice Chairman of Scott Paper
                         Company; Former Director of The
                         Philadelphia National Bank.



Directors and Officers

                                                                                                Principal             Shares Owned
                                                                                               Occupation           Beneficially****
           Name                 Position with Fund        Age      Position Since             or Employment            May 7, 1997
           ----                 ------------------        ---      --------------             -------------            -----------

W. Thacher Brown*                  Director               49            1988                 See "Nominees for         See Page 2
                                                                                             Directors"

John Gilray Christy                Director               64            1983                 See "Nominees for         See Page 2
                                                                                             Directors"

John H. Donaldson**                President and          43            1990                 See "Nominees for         See Page 2
                                   Director                             1991                 Directors"

Morris Lloyd, Jr.                  Director               59            1989                 See "Nominees for         See Page 3
                                                                                             Directors"

John J. McElroy, III*              Director               66            1971***              See "Nominees for         See Page 3
                                                                                             Directors"

J. Lawrence Shane                  Director               62            1974                 See "Nominees for         See Page 3
                                                                                             Directors"



Anna M. Bencrowsky                 Vice President         46            1990                 Director, Investment          220
                                   and Secretary                        1988                 Advisory and Mutual

                                                                                             Funds Operations, 1838
                                                                                             Investment Advisors, L.P.;
                                                                                             Vice President, Treasurer
                                                                                             and Secretary of the 1838
                                                                                             Investment Advisors Funds.

                                                                                                Principal             Shares Owned
                                                                                               Occupation           Beneficially****
           Name                 Position with Fund        Age      Position Since             or Employment            May 7, 1997
           ----                 ------------------        ---      --------------             -------------            -----------

Marcia Zercoe                      Vice President         37            1996             Principal - Head of Fixed           0
                                                                                         Income, 1838 Investment
                                                                                         Advisors, L.P.; 9/94 -
                                                                                         11/95 - Vice President -
                                                                                         Head of Fixed Income,
                                                                                         FNB Maryland; 9/88 -
                                                                                         9/94 - Vice President -
                                                                                         Head of Fixed Income,
                                                                                         Provident Capital
                                                                                         Management, Philadelphia

------------------
      *     An "interested person" (as defined in the Investment Company Act of
            1940) of the Fund because he is an officer, director and owns shares of the general partner of the Fund's investment adviser, is an employee of the Fund's investment adviser and is a director of the Fund.

      **    An "interested person" (as defined in the Investment Company Act of
            1940) of the Fund because he owns shares of the general partner of the Fund's investment adviser, is an employee of the Fund's investment adviser and is an officer and director of the Fund.

      *** Mr. McElroy resigned as a director of the Fund in 1983 and was re-elected as a director of the Fund in 1988.

      **** Shares owned beneficially by the directors and executive officers as a group amounted to less than 1% of the Fund's outstanding shares. Of Mr. Christy's 3,750 shares, 3,500 are owned by his wife. Of Mr. Donaldson's 1,185 shares, 885 shares are held by his wife for the benefit of their minor child.

      The Board of Directors of the Fund held six regular meetings during the Fund's fiscal year ended March 31, 1997. Each of the directors attended all meetings of the Board of Directors and each committee of which he was a member. The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund. The Audit Committee met once during the fiscal year ended March 31, 1997. The Board does not at present have a nominating or compensation committee. The Fund pays those directors who are not "interested persons" of the Fund $1,500 per quarter in addition to $500 for each meeting of the Board and $500 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $27,000 for the fiscal year ended March 31, 1997.

      As of May 7, 1997, directors and executive officers (8 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares on that date.

      The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended March 31, 1997 is set forth in the compensation table below. Mr. Thacher Brown serves on the Board of the Fund and on the Board of 1838 Investment Advisors Funds, a registered investment company advised by 1838 Investment Advisors, L.P. (collectively, the "Fund Complex"). Mr. Brown receives no direct compensation for his services on either Board. None of the other directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

                                                                                         Total Compensation        Numbers of Funds
                                        Aggregate           Pension or Retirement        From Fund and Fund         in Fund Complex
      Name of Person and              Compensation            Benefits Accrued             Complex Paid to           on which each
      Position with Fund              from the Fund       as Part of Fund Expenses            Directors             Director Serves
      ------------------              -------------       ------------------------            ---------             ---------------

W. Thacher Brown*
   Director                              $     0                     $0                        $     0                     2

John Gilray Christy
   Director                              $ 9,000                     $0                        $ 9,000                     1

John H. Donaldson*
   President and Director                $     0                     $0                        $     0                     1

Morris Lloyd, Jr.
   Director                              $ 9,000                     $0                        $ 9,000                     1

John J. McElroy, III*
   Director                              $     0                     $0                        $     0                     1

J. Lawrence Shane
   Director                              $ 9,000                     $0                        $ 9,000                     1


* "Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                          RATIFICATION OR REJECTION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 2)

      Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania, independent accountants for the Fund, has examined the Fund's financial statements for the fiscal year ended March 31, 1997, and in connection therewith has reported on the financial statements of the Fund, prepared the Fund's tax returns and reviewed certain filings of the Fund with the Securities and Exchange Commission. Coopers & Lybrand L.L.P. has not performed any other services for the Fund. The Audit committee of the Board of Directors met on May 8, 1997 and recommended the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending March 31, 1998. At a meeting held on May 8, 1997, the Board of Directors, including a majority of those directors who are not "interested persons" of the Fund, after considering the recommendation of the Audit Committee, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the year ending March 31, 1998. Under the Investment Company Act of 1940, such selection must be submitted to shareholders for ratification or rejection at the Annual Meeting.

      A representative of Coopers & Lybrand L.L.P. is expected to be available by telephone during the course of the meeting and will have the opportunity to respond to appropriate questions from shareholders and to make such statements as desired.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE SELECTION OF COOPERS & LYBRAND L.L.P. AS THE FUND'S INDEPENDENT ACCOUNTANTS.

                             ADDITIONAL INFORMATION

      1838 Investment Advisors, L.P. (the "Adviser"), with offices at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated July 20, 1988. The Adviser is a Delaware limited partnership formed on July 20, 1988. 1838 Investment Advisors, Inc. ("1838 Inc."), a Delaware corporation with offices at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087, has a 74.6% partnership interest in the Adviser as the sole general partner. 1838 Inc.'s only business is as the Adviser's general partner.

      MeesPierson Capital Management, Inc. ("MPCM") is a 24.9% limited partner of the Adviser, and is an indirect wholly owned subsidiary of MeesPierson N.V. MPCM, located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087, has entered into a purchase agreement with the Adviser and 1838 Inc. whereby MPCM has the option to purchase from 1838 Inc. a limited partnership interest representing an additional 5.1% of the Adviser. Under the terms of the purchase agreement, MPCM may not exercise its option before December 31, 1998. W. Thacher Brown, a director of the Fund, has a 0.5% partnership interest in the Adviser.

      Mr. Brown is also an employee of the Adviser and is President, a director and a shareholder of 1838 Inc. Mr. John McElroy, III, a director of the Fund, is an employee of the Adviser and is Treasurer, a director and a shareholder of 1838 Inc. Mr. John Donaldson, a director and the President of the Fund, is an employee of the Adviser and a shareholder of 1838 Inc. Mr. Donaldson participates in a profit sharing plan with the Adviser. At May 7, 1997, Messrs. Brown, McElroy and Donaldson held 39.2%, 15.1% and 2.5%, respectively, of the outstanding shares of 1838 Inc.

      Rodney Square Management Corporation, 1100 North Market Street, Wilmington, Delaware 19890-0001, serves as the Fund's administrator.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 7, 1997, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund, and all directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding voting shares of the Fund.

                              SHAREHOLDER PROPOSALS

      Proposals intended to be presented by shareholders for consideration at the 1997 Annual Meeting of Shareholders must be received by the Secretary of the Fund no later than January 21, 1998 in order to be included in the proxy statement for that meeting.

                                  OPEN MATTERS

      The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                              Anna M. Bencrowsky
                                                                       Secretary
Dated: May 20, 1997                             1838 Bond-Debenture Trading Fund

      IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      OF 1838 BOND-DEBENTURE TRADING FUND

      The undersigned hereby appoints John H. Donaldson, W. Thacher Brown and John J. McElroy, III, and each of them attorneys, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund on June 19, 1997 and any adjournments thereof and thereat to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or an adjournment thereof.

      If more than one of said attorneys or their respective substitutes shall be present and vote at said meeting or any adjourment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

      ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

      IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED DIRECTORS AND WILL BE VOTED FOR ITEMS 2 AND 3.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any box with regard to a particular proposal if you wish to vote FOR such proposal. The Proxies cannot vote your shares unless you sign and return this card.

                                                              /SEE REVERSE SIDE/

--\------ Please mark your
|  X   | votes as in this
-------- example.


  FOR all nominees listed           WITHHOLD authority                                         FOR         AGAINST       ABSTAIN
  (except as indicated to           to vote for all nominees                                   [ ]          [ ]            [ ]
  the contrary below)               listed hereon.


1. ELECTION OF                          NOMINEES: W. Thacher Brown,                  2. Proposal to ratify the selection of Coopers
   DIRECTORS:                           John Gilray Christy, John H Donaldson,          & Lybrand L.L.P. as independent
                                        Morris Lloyd, Jr., John J, McElroy, III,        accountants for the Fund for the year
                                        and J. Lawrence Shane.                          ending March 31, 1998.


For except vote withheld from the       INSTRUCTION: To withhold authority to vote   3. In their discretion, the proxies are
following nominees(s):                  for any individual nominee, write that          authorized to vote upon such other
                                        nominee's name in the space provided.           business as may properly come before
                                                                                        the meeting.

--------------------------------


                                                 Please sign exactly as name
                                                 appears hereon. Joint owners
                                                 should each sign. When signing
                                                 as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such.


                                                 _______________________________

                                                 _______________________________

                                                 Signature(s)             Date